UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 23, 2017

Date of Report (Date of earliest event reported)

NEUROONE MEDICAL TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its Charter)

Delaware	000-54716	27-0863354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Turnberry Dr.,

Williamsville, NY 14221

(Address of principal executive offices) (Zip Code)

(708) 902-7450

Registrant's telephone number, including area code

ORIGINAL SOURCE ENTERTAINMENT, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 8.01 of this report is incorporated herein by reference. The general effect of the modification of the rights of holders of the Company’s (as defined below) common stock described in Item 8.01 below was previously disclosed in the Definitive Information Statement on Schedule 14C filed by the Company with the Securities and Exchange Commission on April 20, 2017.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required by Item 5.03 of Form 8-K, the information contained in Item 8.01 of this report is incorporated herein by reference. The amendments to the Company’s organizational documents described in Item 8.01 below were previously disclosed in the Definitive Information Statement on Schedule 14C filed by the Company with the Securities and Exchange Commission on April 20, 2017.

Item 8.01	Other Events.

Pursuant to a Plan of Conversion (the “Plan”), on June 23 2017, NeuroOne Medical Technologies Corporation, f/k/a Original Source Entertainment, Inc. (the “Company”) filed a Certificate of Amendment to Articles of Incorporation with the Secretary of State of the State of Nevada (i) to change the name of the Company from Original Source Entertainment Inc. to NeuroOne Medical Technologies Corporation, (ii) to increase the authorized number of shares of the Company’s common stock from 45,000,000 to 100,000,000, and (iii) to increase the authorized number of shares of the Company’s preferred stock from 5,000,000 to 10,000,000. A copy of the Plan is annexed hereto as Exhibit 2.1 and is incorporated by reference herein. A copy of the Certificate of Amendment to Articles of Incorporation is annexed hereto as Exhibit 3.1 and is incorporated by reference herein.

Pursuant to the Plan, on June 23 2017, the Company filed Articles of Conversion with the Secretary of State of the State of Nevada to change the Company’s state of incorporation from Nevada to Delaware (the “Reincorporation”). The Articles of Conversion, including the Plan, are annexed hereto as Exhibit 3.2 and are incorporated by reference herein.

In connection with the Reincorporation and pursuant to the Plan, on June 28, 2017, the Secretary of State of the State of Delaware accepted the Company’s filing of a Certificate of Conversion and a Certificate of Incorporation. The Certificate of Conversion and Certificate of Incorporation are annexed hereto as Exhibits 3.3 and 3.4, respectively, and are incorporated by reference herein. In connection with the Reincorporation, the Company adopted new By-Laws, which are annexed hereto as Exhibit 3.5 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Plan of Conversion
3.1	Certificate of Amendment to Articles of Incorporation
3.2	Nevada Articles of Conversion
3.3	Delaware Certificate of Conversion
3.4	Delaware Certificate of Incorporation
3.5	By-Laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2017	NEUROONE MEDICAL TECHNOLOGIES CORPORATION

By: /s/ Amer Samad
Amer Samad
Chief Executive Officer